Exhibit 10.2

INTENSITY THERAPEUTICS, INC.

2013 STOCK AND OPTION PLAN

SECTION 1

TITLE

This Plan shall be known as the Intensity Therapeutics, Inc. 2013 Stock and Option Plan.

SECTION 2

PURPOSE

The purpose of the Plan is to advance the interests of the Company by providing key employees and certain other persons with opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as “incentive stock options” under Section 422(b) of the Code; (b) the grant of options which do not qualify as ISOs and (c) other stock based awards.

SECTION 3

DEFINITIONS

As used in the Plan, the following capitalized words shall have the meanings indicated:

3.1 “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock, or any other equity-based Award made pursuant to Section 9 below.

3.2 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

3.3 “Board” means the Board of Directors of the Company.

3.4 “Code” means the Internal Revenue Code of 1986, as amended.

3.5 “Committee” means one or more committees each comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof.

3.6 “Common Stock” means the Company’s common stock, par value $0.0001 per share.

3.7 “Company” means Pennant Co, a Delaware corporation, or any successor thereto.

3.8 “Disability” means “disability,” as such term is defined in Section 22(e)(3) of the Code.

3.9 “Disqualifying Disposition” means any disposition (within the meaning of Section 424(c) of the Code) of Shares acquired upon the exercise of an ISO before the later of (a) two years after the Participant was granted the ISO or (b) one year after the Participant acquired the Shares by exercising the ISO.

3.10 “Fair Market Value” means, with respect to a Share as of any date of determination, in the discretion of the Committee, (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ Stock Market; or (iv) if Shares are not publicly traded, the fair market value of such Share as determined by the Board in good faith after taking into consideration all facts which it deems appropriate and in accordance with applicable statutory and regulatory guidelines.

3.11 “Grant Date” means the effective date of an Award as specified by the Committee and set forth in the applicable Award Agreement.

3.12 “Incentive Stock Option” or “ISO” means an option to purchase Shares awarded to a Participant under Section 7 of the Plan that is intended to meet the requirements of Section 422 of the Code.

3.13 “Initial Public Offering” means the first public offering of the Company’s equity securities registered under the Securities Act, or any successor statute, or such other event as a result of which outstanding equity securities of the Company (or any successor entity) shall be publicly traded.

3.14 “Non-Qualified Option” or “NQO” means an option to purchase Shares awarded to a Participant under Section 7 of the Plan that is not intended to be an ISO.

3.15 “Option” means an ISO or an NQO.

3.16 “Participant” means an individual or entity selected by the Committee to receive an Award under the Plan.

3.17 “Plan” means the Intensity Therapeutics, Inc. 2013 Stock and Option Plan set forth in this document and as hereafter amended from time to time in accordance with Section 12.

3.18 “Restricted Stock” means Shares awarded to a Participant under Section 8 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero if permissible under applicable law), subject to such conditions as the Committee may determine to be appropriate, including a Company right during a specified period or periods to repurchase the Shares at their original purchase price (or to require forfeiture of the Shares if the purchase price was zero and if permissible under applicable law) upon conditions specified in connection with the Award.

3.19 “Securities Act” means the Securities Act of 1933, as amended.

3.20 “Shares” means shares of the Company’s Common Stock.

SECTION 4

ADMINISTRATION

4.1 Administrator. The Plan shall be administered by the Committee, or if there is no Committee, by the Board. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

4.2 Duties of Administrator. Subject to ratification of the grant or authorization of each Award by the Committee (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of persons eligible under Section 5 to receive Awards) Awards shall be granted; (ii) determine the time or times at which Awards shall be granted; (iii) determine the purchase price of Shares subject to each Award; (iv) determine whether each Option granted shall be an ISO or a NQO; (v) determine the time or times when each Award shall become exercisable or vested and the duration of the exercise or vesting period; (vi) determine any other provisions applicable to the Award and the shares of Common Stock issuable upon exercise thereof; (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it; and (viii) make all other determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final and conclusive unless otherwise determined by the Committee. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee nor any officer, director, employee or agent of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

SECTION 5

ELIGIBILITY

The Committee may grant Awards to those employees, officers, directors, consultants and advisors whom the Committee, in its sole discretion, identifies as being in a position which enables such individuals to contribute to the continued growth, development and future financial success of the Company. A director, officer or other person who is not also an employee of the Company shall not be eligible to receive an ISO. The granting of any Award to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Awards.

SECTION 6

STOCK RESERVED FOR AWARDS

6.1 Aggregate Number of Shares Available for Awards. Subject to adjustment as provided in Section 10, the maximum number of Shares to be reserved for issuance under the Plan as Awards, including Incentive Stock Options, shall be One Hundred Fifty Thousand (150,000) Shares. Any or all of the Shares subject to Awards under the Plan may be authorized but unissued Shares, or issued Shares that have been or shall have been reacquired by the Company, as the Board may from time to time determine.

6.2 Lapsed, Forfeited or Expired Awards. If any Award granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Award shall again be available for grants of Awards under the Plan unless the Plan shall have been terminated.

SECTION 7

STOCK OPTIONS

7.1 Grant of Options. Subject to the limitations ofthe Plan, the Committee may, after consultation with and consideration of the recommendations of management and the Board as the Committee deems desirable, select those individuals to be granted Options and determine the time when each such Option shall be granted and such other terms of each Option. The Committee shall clearly designate and identify each Option at the time it is granted as either an ISO or a Non-Qualified Option, as the case may be. The Grant Date of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. ISOs may be granted only to persons who are employees ofthe Company on the Grant Date. The Company shall have no liability to a Participant or to any other party if an Option (or any portion thereof) that is intended to be an ISO is determined not to be an ISO (including, without limitation, due to the determination that the exercise price per share of the Option was less than the fair market value per share as of the Grant Date). The Committee may grant both ISOs and NQOs to the same employee, and the exercise of one such Option does not in any way affect the employee’s right to exercise the other.

7.2 Exercise Price. Unless the Committee determines otherwise, the exercise price specified in the Option Agreement relating to each Option granted under the Plan shall be not less than one hundred percent (100%) of the Fair Market Value on the Grant Date. In the case of an ISO, the exercise price of an ISO shall be not less than 100% of the Fair Market Value on the Grant Date; provided however that if on the Grant Date, the Participant owns or is deemed to own (by reason of the attribution rules of Section 424( d) of the Code) stock possessing more than ten percent (1 0%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the exercise price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Grant Date.

7.3 Exercise of Options. Options shall become exercisable or vested at such time or times as shall be determined by the Committee at or after the Grant Date. The Committee may at any time accelerate the exercisability or vesting of all or any portion of any Option.

7.4 Method of Exercise. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by check, (b) subject to the Committee’s discretion at the time of exercise, by the Optionee’s full recourse promissory note in a form approved by the Committee, (c) subject to the Committee’s discretion, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Shares issued upon exercise of the Option or of a loan from the broker to the Optionee required to pay the exercise price, (d) subject to the Committee’s discretion at the time of exercise, by tender to the Company of Common Stock owned by the Optionee, having a Fair Market Value on the date of tender not less than the exercise price, (e) by retention of shares from the Award being exercised, or (f) at the discretion of the Committee, by any combination of the above.

7.5 Option Term. The term of each Option shall be fixed by the Committee; provided however that no Option shall be exercisable more than ten (1 0) years after the date the Option is granted provided, further that if an ISO is granted to an Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424( d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the ISO may not be exercised after the expiration of five (5) years from the Grant Date.

7.6. Annual Limit on Incentive Stock Options. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as NQOs.

7.7 Termination of Employment, Death and Disability.

7.7.1 ISO. Unless otherwise specified in the agreement relating to such ISO, if a Participant ceases to be employed by the Company (including retirement) other than by reason of death or Disability, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment provided, however, if such termination occurs by reason of death or Disability, such period shall be extended to one (1) year following the date of such event, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 7.8 hereof.

7.7.2 Non-Qualified Option. The Committee, in its discretion, shall determine the extent, if any, to which the grantee of a Non-Qualified Option may exercise said Option upon his or her termination of employment with the Company. If not otherwise specified in the Award Agreement, a Non-Qualified Option must be exercised no later than the thirtieth (30th) day after the Participant’s cessation of service with the Company.

7.7.3 Leave of Absence. For purposes of this Section, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such Participant’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment, provided that such written approval contractually obligates the Company to continue the employment of the Participant after the approved period of absence.

7.8 Transferability of Options. Except as otherwise provided in an Award Agreement pertaining to NQOs, no Option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution nor shall an Option be subject to attachment, execution or similar process. Except as set forth in the previous sentence and except as otherwise provided in an Award Agreement pertaining to NQOs, during the lifetime of a grantee, each Option shall be exercisable only by such grantee. In the event of (a) any attempt by the Participant to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided in this Plan, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Participant and it shall thereupon become null and void.

7.9 Conversion of ISOs to Non-Qualified Options. The Committee, at the written request or with the written consent of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

7.10 Cancellation of Options. Except as otherwise expressly provided in the agreement pursuant to which an Option is issued, the Committee may, in its sole discretion, in cases involving a serious breach of conduct by an employee or former employee, or activity of a former employee in competition with the business of the Company, cancel any Option, whether vested or not, in whole or in part. Such cancellation shall be effective as of the date specified by the Committee.

SECTION 8

RESTRICTED STOCK

8.1 Grant of Restricted Stock. The Committee may award shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the restricted period during which the shares are subject to forfeiture or restrictions on transferability, if any, the conditions, if any, under which the Shares may be forfeited to or repurchased by the Company and any other terms and conditions of the Awards. The Committee may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for such consideration, if any, as is determined by the Committee, subject to applicable law.

8.2 Transferability. Except as set forth in the applicable Award Agreement, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered. Furthermore, the Award of Shares of Restricted Stock may be made subject to a repurchase right or right of first refusal, with respect to the Shares of Restricted Stock, in favor of the Company and certain stockholders of the Company upon the occurrence of certain specified events.

8.3 Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the restricted period(s), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant.

8.4 Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.

SECTION 9

OTHER STOCK-BASED AWARDS

The Committee shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Committee may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

SECTION 10

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND “TERMINATING
TRANSACTION” EVENTS

10.1 Upon the occurrence of any of the following events, a Participant’s rights with respect to Awards granted to such participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement:

10.1.1 Recapitalization or Reorganization. Subject to Section 10.1.2 below, if, as a result of any recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; (iii) the repurchase price per share subject to each outstanding Award, if any; and (iv) the exercise price and/or exchange price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Options) as to which such Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares. The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

10.1.2 Change in Control. Notwithstanding any other provision of the Plan, but subject to the provisions of any particular Award Agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereofifrequired by the circumstances, the Committee, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular Award Agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability or vesting, prior to the effective date of such Change in Control, of any outstanding Options (and/or terminate the restrictions applicable to any Shares of Restricted Stock); (ii) upon written notice, provide that any outstanding Options must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Options shall terminate; (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or an affiliate of that entity to grant replacement Awards having such terms and conditions as the Committee determines to be appropriate in its sole discretion, upon which replacement the replaced Options or Restricted Stock shall be terminated or cancelled, as the case may be; (iv) terminate any outstanding Options and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Committee determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable or vested portion of such Options based on the Fair Market Value of the underlying Shares as determined by the Board in good faith), upon which termination such Options shall immediately cease to have any further force or effect; (v) repurchase (or cause the surviving or acquiring entity to purchase) any Shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such Shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such Shares shall surrender such Shares to the purchaser; or (vi) take any combination (or none) of the foregoing actions. For purposes of this Plan, a “Change in Control” shall mean a single transaction or series of related transactions, other than an Initial Public Offering, pursuant to which a person or persons, other than existing stockholders of the Company (i) acquires capital stock of the Company possessing the voting power to elect a majority of the Board; (ii) consummates a merger, amalgamation or consolidation with the Company as a result of which the stockholders of the Company who own common stock or other voting securities prior to such transaction(s) shall own, directly or indirectly, less than fifty percent (50%) of the voting securities of the surviving entity; or (iii) acquire all or substantially all of the assets of the Company.

10.1.3 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each A ward will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

10.2 Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Awards under the Plan in substitution for stock and stock based awards issued by such entity or affiliate thereof.

10.3 No Effect. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

10.4 Appropriate Adjustments. Upon the happening of any of the events described in Section 10.1 above, the class and aggregate number of shares set forth in Section 6 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Board shall determine the specific adjustments to be made under this Section 10 and, subject to Section 3, its determination shall be conclusive.

SECTION 11

GENERAL PROVISIONS APPLICABLE TO AWARDS

11.1 Withholding, Requirements and Arrangements. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required to be withheld in respect of any Option no later than the date of the event creating the tax liability. In the Board’s discretion, such tax obligations may be paid in whole or in part in Shares, including shares retained from the exercise of the Option creating the tax obligation, valued at the Fair Market Value of the Shares on the date of delivery to the Company. The Company and any of its affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

11.2 No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

11.3 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.

11.4 Lock-Up Agreement. The Company may, in its discretion, require in connection with an Initial Public Offering that a Participant agree that any Share not be sold, offered for sale, or otherwise disposed of for a period of time as determined by the Committee, provided at least a majority of the Company’s Directors and officers who hold Shares or Options at such time are similarly bound.

11.5 Governing Law. The Plan and all rights under the Plan shall be construed in accordance with and governed by the internal laws of the Delaware, without giving effect to the principles of the conflicts of laws thereof.

11.6 Effective Date. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board; or (ii) the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

11.7 Waiver. Any provision for the benefit of the Company contained in this Plan may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

11.8 Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or her respective signature to this Plan, or at such other address or addresses as a party shall designate in accordance with this Section 11.8.

11.9 Titles and Subtitles. The titles of the sections and subsections of this Plan are for convenience of reference only and are not to be considered in construing this Plan.

11.10 Severability. The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, and each other provision of this Plan shall be severable and enforceable to the extent permitted by law.

SECTION 12

AMENDMENT AND TERMINATION

12.1 Amendment, Suspension, Termination of the Plan. The Board may amend, suspend or terminate the Plan in whole or in part at any time and for any reason. No amendment, suspension or termination of the Plan shall materially adversely affect the rights of a Participant, without such Participant’s consent, with respect to any Award previously made. Unless terminated earlier by the Board, the Plan shall terminate on the tenth anniversary of the Plan’s date of adoption by the Board. In no event shall any Awards be made under the Plan after such expiration date, but Awards previously granted may extend beyond such date.

12.2 Amendment, Suspension, Termination of an Award. The Committee may modify, amend or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type and changing the date of exercise or realization; provided, however, that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially adversely affect the Participant.

DATE APPROVED BY BOARD OF DIRECTORS: August 14, 2013

DATE APPROVED BY STOCKHOLDERS: August 14,2013

INTENSITY THERAPEUTICS, INC.

AMENDMENT NO. 1

TO

2013 STOCK AND OPTION PLAN

This Amendment No. 1 (the “Amendment”) to the 2013 Stock and Option Plan dated August 14, 2013 (the “Plan”) of Intensity Therapeutics, Inc., a Delaware corporation (the “Corporation”) is made as of the 25th day of August, 2014.

RECITALS:

WHEREAS, Section 6.1 of the Plan specifies the the total number of shares of Common Stock, $0.0001 par value (“Common Stock”), available for issuance pursuant to the Plan; and

WHEREAS, the Sole Director (the “Director”) of the Corporation desires to increase the aggregate number of shares of Common Stock, $0.0001 par value, available for issuance under the Plan from One Hundred Fifty Thousand (150,000) to Four Hundred Thousand (400,000) (the “Share Increase”). Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Plan; and

WHEREAS, pursuant to Section 12.1 of the Plan and relevant provisions of the Internal Revenue Code of 1986, as amended, the Director of the Corporation may amend the Plan to effect the Share Increase; and

WHEREAS, the Director of the Corporation has approved this Amendment.

NOW, THEREFORE, it is hereby agreed as follows:

1. That the first sentence in Section 6.1 of the Plan is hereby amended by striking and deleting such sentence in its entirety and replacing it with the following sentence in lieu thereof:

“Subject to adjustment as provided in Section 10, the maximum number of Shares to be reserved for issuance under the Plan as Awards, including Incentive Stock Options, shall be Four Hundred Thousand (400,000) Shares.”

2. Except as expressly provided in this Amendment, the terms and provisions of the Plan remain unchanged and the Plan remains in full force and effect in accordance with its original terms.

EXHIBIT A

INTENSITY THERAPEUTICS, INC.

AMENDMENT NO.2

TO

2013 STOCK AND OPTION PLAN

This Amendment No. 2 (the “Amendment”) to the 2013 Stock and Option Plan dated August 14, 2013 (the “Plan”) of Intensity Therapeutics, Inc., a Delaware corporation (the “Corporation”) is made as of the 26th day of June, 2015.

RECITALS:

WHEREAS, the Sole Director (the “Director”) of the Corporation desires to increase the aggregate number of shares of the Corporation’s Common Stock, $0.0001 par value, available for issuance under the Plan from Four Hundred Thousand (400,000) to Nine Hundred Thousand (900,000) (the “Share Increase”). Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Plan; and

WHEREAS, pursuant to Section 12.1 of the Plan and relevant provisions of the Internal Revenue Code of 1986, as amended, the Director of the Corporation may amend the Plan to effect the Share Increase; and

WHEREAS, the Director of the Corporation has approved this Amendment.

NOW, THEREFORE, it is hereby agreed as follows:

1. That the first sentence in Section 6.1 of the Plan is hereby amended by striking and deleting such sentence in its entirety and replacing it with the following sentence in lieu thereof:

“Subject to adjustment as provided in Section 10, the maximum numoer of Shares to be reserved for issuance under the Plan as A wards, including Incentive Stock Options, shall be Nine Hundred Thousand (900,000) Shares.”

2. Excert as expressly provided in this Amendment, the terms and provisions of the Plan remain unchan~d and the Plan remains in full force and effect in accordance with its original terms.

EXHIBIT A

INTENSITY THERAPEUTICS, INC.

AMENDMENT NO. 3

TO

2013 STOCK AND OPTION PLAN

This Amendment No. 3 (the “Amendment” to the 2013 Stock and Option Plan dated August 14, 2013 (the “Plan”) of Intensity Therapeutics, Inc., a Delaware corporation (the “Corporation”) is made as of the 25th day of August, 2016.

RECITALS:

WHEREAS, the Board of Directors (the “Board”) of the Corporation desire to increase the aggregate number of shares of the Corporations’ s Common Stock, $0.0001 par value, available for issuance under the Plan from Nine Hundred Thousand (900,000) to One Million Eight Hundred Thousand (1,800,000) (the “Share Increase”). Capitalized terms used in this Amendment without definition shall have the meanings assigned to such terms in the Plan;

WHEREAS, pursuant to Section 12.1 of the Plan and relevant provisions of the Internal Revenue Code of 1986, as amended, the Board may amend the Plan to effect the Share Increase; and

WHEREAS, the Board has approved this Amendment.

NOW, THEREFORE, it is hereby agreed as follows:

That the first sentence in Section 6.1 of the Plan is hereby amended by striking and deleting such sentence in its entirety and replacing it with the following sentence in lieu thereof:

“Subject to adjustment as provided in Section 10, the maximum number of Shares to be reserved for issuance under the Plan as Awards, including Incentive Stock Options, shall be One Million Eight Hundred Thousand (1,800,000) Shares.”

Except as expressly provided in this Amendment, the terms and provisions of the Plan remain unchanged and the Plan remains in full force and effect in accordance with its original terms.

INTENSITY THERAPEUTICS, INC.

AMENDMENT NO. 4

TO

2013 STOCK AND OPTION PLAN

This AMENDMENT TO THE 2013 STOCK AND OPTION PLAN (the “Amendment”), dated as of September 23, 2020 (the “Effective Date”), is hereby adopted by Intensity Therapeutics, Inc., a Delaware corporation (the “Corporation”). Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the 2013 Stock and Option Plan (the “Plan”).

RECITALS

WHEREAS, Section 12.1 of the Plan permits the Board of Directors (the “Board”) of the Corporation to amend the Plan from time to time, subject only to certain limitations specified therein.

WHEREAS, the Board previously deemed it in the best interests of the Corporation and its stockholders to increase the aggregate number of shares of the Corporation’s Common Stock, $0.0001 par value available for issuance under the Plan from One Million Eight Hundred Thousand (1,800,000) to Four Million Five Hundred Thousand (4,500,000) (the “Increase”).

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

AMENDMENT:

1. The first sentence of Section 6.1 of the Plan is hereby amended by deleting such sentence in its entirety and replacing it with the following sentence in lieu thereof:

“Subject to adjustment as provided in Section 10, the maximum number of Shares to be reserved for issuance under the Plan as Awards, including Incentive Stock Options, shall be Four Million Five Hundred Thousand (4,500,000) Shares.”

2. Except as specifically amended hereby, all of the terms and other provisions of the Plan are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms on the date hereof.

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